You're a neighbor, not a number 2024 Annual Shareholders Meeting Exhbit 99.1

Cautionary Statement Regarding Forward-Looking Statements In addition to historical information, this presentation may contain forward-looking statements. For this purpose, any statement that is not a statement of historical fact may be deemed to be a forward-looking statement. These forward-looking statements may include statements regarding profitability, liquidity, allowance for credit losses, interest rate sensitivity, market risk, growth strategy and financial and other goals. Forward-looking statements often use words such as “believes,” “expects,” “plans,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends” or other words of similar meaning. You can also identify them by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. There are many factors that could have a material adverse effect on the operations and future prospects of the Company including, but not limited to: • changes in assumptions underlying the establishment of allowances for credit losses, and other estimates; • the risks of changes in interest rates on levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and interest sensitive assets and liabilities; • the ability to maintain adequate liquidity by retaining deposit customers and secondary funding sources, especially if the Company’s or banking industry’s reputation becomes damaged; • the effects of future economic, business and market conditions; • legislative and regulatory changes, including the Dodd-Frank Act and other changes in banking, securities, and tax laws and regulations and their application by our regulators, and changes in scope and cost of FDIC insurance and other coverages; • our inability to maintain our regulatory capital position; • the Company’s computer systems and infrastructure may be vulnerable to attacks by hackers or breached due to employee error, malfeasance, or other disruptions despite security measures implemented by the Company; • changes in market conditions, specifically declines in the residential and commercial real estate market, volatility and disruption of the capital and credit markets, and soundness of other financial institutions with which we do business; 1

Cautionary Statement Regarding Forward-Looking Statements • risks inherent in making loans such as repayment risks and fluctuating collateral values; • changes in operations of Village Bank Mortgage Corporation as a result of the activity in the residential real estate market; • exposure to repurchase loans sold to investors for which borrowers failed to provide full and accurate information on or related to their loan application or for which appraisals have not been acceptable or when the loan was not underwritten in accordance with the loan program specified by the loan investor; • governmental monetary and fiscal policies; • geopolitical conditions, including acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, negatively impacting business and economic conditions in the U.S. and abroad; • changes in accounting policies, rules and practices; • reliance on our management team, including our ability to attract and retain key personnel; • competition with other banks and financial institutions, and companies outside of the banking industry, including those companies that have substantially greater access to capital and other resources; • demand, development and acceptance of new products and services; • problems with technology utilized by us; • the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events; • changing trends in customer profiles and behavior; and • other factors described from time to time in our reports filed with the SEC. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made. In addition, past results of operations are not necessarily indicative of future results. 2

Non-GAAP Financial Measures The accounting and reporting polices of the Company conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, management uses certain non-GAAP measures to supplement the evaluation of the Company’s performance. These measures include core operating income, core earnings per share, and core return on tangible common equity for the consolidated entity, the commercial banking segment, and the mortgage banking segment. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non-GAAP disclosures are included as tables at the end of this presentation. 3

Our Value Proposition • We think and behave like long-term investors Vision, Discipline, Execution • Strong market position in a very attractive market Market Opportunity • Excellent opportunity to take market • A strong community bank with a successful mortgage company Differentiated Transparency and Candor • Effective shareholder communications • Excellent shareholder returns over the last five years We Deliver Results 4

Our Strategy Is Built Around Delivering Top Quartile Long Term Returns To Our Shareholders This Means… • Top Quartile Return on Tangible Common Equity • Sustained High Single Digit Earnings Per Share Growth • Best Quartile Asset Quality in Worst Part of Cycle • Best Quartile Earnings Volatility 5

GAAP vs Core earnings over the past 5 years (1) Non-GAAP financial measure. See GAAP to Non-GAAP financial measure reconciliation at the end of this presentation. 6 19.12% 21.02% 13.54% 9.35% 10.50% (5.00%) 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2020 2021 2022 2023 Q1 2024 Core ROTCE(1) Commercial Banking Segment Mortgage Banking Segment $6.23 $8.48 $5.62 $3.94 $1.19 $(2.00) $- $2.00 $4.00 $6.00 $8.00 $10.00 2020 2021 2022 2023 Q1 2024 Core Earnings Per Share(1) Commercial Banking Segment Mortgage Banking Segment $5.86 $8.48 $5.62 $1.29 $1.19 $(2.00) $- $2.00 $4.00 $6.00 $8.00 $10.00 2020 2021 2022 2023 Q1 2024 GAAP Earnings Per Share Commercial Banking Segment Mortgage Banking Segment 17.98% 21.02% 13.54% 3.06% 10.50% (5.00%) 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2020 2021 2022 2023 Q1 2024 GAAP ROE Commercial Banking Segment Mortgage Banking Segment

Share performance over the past 5 years 7 12.39 (7.29) (60.00) (40.00) (20.00) 0.00 20.00 40.00 60.00 80.00 Share Price Performance December 31, 2019 - March 31, 2024 VBFC-Share Price (Daily)(%) KBW #N/Asdaq Bank Index Price-Index Value (Daily)(%)

Financial Highlights

VILLAGE BANK AND TRUST FINANCIAL CORP.

Financial Highlights
(dollars in thousands, except per share amounts)

		2020	2021	2022	2023	Q1 2024
Balance Sheet Metrics	Total Assets	$ 706,236	$ 748,401	$ 723,270	$ 736,616	$ 746,872
	Total Loans	558,955	526,024	539,015	575,811	592,088
	Total Deposits	588,382	664,048	624,743	605,345	620,269
	Total Equity	$ 51,996	$ 63,401	$ 61,111	$ 67,556	$ 68,358
	Loans to Deposits	95.00%	79.21%	86.28%	95.12%	95.46%
Capital Ratios	TE/TA	7.36%	8.47%	8.45%	9.17%	9.15%
	Bank Tier 1 Leverage Ratio	9.28%	9.86%	10.95%	11.14%	11.36%
	Bank Tier 1 Capital Ratio	13.25%	14.01%	14.22%	13.86%	13.51%
	Bank Total Risk Based Capital Ratio	14.20%	14.66%	14.81%	14.49%	14.13%
Profitablity Metrics	ROAE*	17.98%	21.02%	13.54%	3.00%	10.50%
	ROAA*	1.28%	1.73%	1.11%	0.26%	0.97%
	Net Interest Margin*	3.41%	3.76%	3.67%	3.65%	3.72%
	Efficiency Ratio*	62.76%	59.39%	69.06%	77.15%	70.55%
Per Share Metrics	Book Value Per Share	$ 35.46	$ 43.03	$ 41.21	$ 45.25	$ 45.72
	Diluted Earnings Per Share	$ 5.86	$ 8.48	$ 5.62%	$ 1.29%	$ 1.19%
	Dividend Yield*	-%	0.24%	1.12%	1.66%	1.69%
	Dividend Payout Ratio	-%	1.65%	10.32%	51.16%	15.13%
Asset Quality	NPLs / Loans	0.41%	0.30%	0.13%	0.06%	0.05%
	NPAs / Total Assets	0.27%	0.18%	0.09%	0.04%	0.04%
	Reserves/NPLs (excluding PPP)	251.75%	251.94%	515.16%	1,176.12%	1,272.03%
	NCOs / Average Loans	0.03%	0.01%	(0.05)%	(0.03)%	(0.01)%

** Annualized*

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Securities Portfolio The Company executed a securities repositioning during Q3 2023 of $55.2 million in securities with a weighted average rate of 1.48% at a pretax loss of $5.0 million. The transaction was structured to improve the forward run rate on earnings, add interest rate risk protection to a higher for longer and potential down rate environments, while improving tangible common equity and maintaining our strong liquidity position. Proceeds were used to pay down $15.0 million in outstanding borrowings and the remainder was re-invested at weighted average yield of 5.48%, with a duration of 3.4 years and a weighted average life of 5.0 years. As of March 31, 2024, all securities were classified as available for sale and the portfolio had market yield of 4.13%, a total duration of 3.58 years and weighted average life of 5.58 years. 9 $135,953 $132,235 $104,046 $105,585 $82,784 $147,827 $145,421 $114,233 $112,678 $90,867 2.18% 2.14% 2.37% 3.87% 4.13% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Book Value vs. Market Value (dollars in thousands) Market Value Mark Yield on Securities

Deposit Portfolio • Total deposits increased by $14,924,000, or 2.47%, from December 31, 2023. • The increase in deposits was driven by the issuance of $20,000,000 in brokered time deposits to offset the decrease associated with consumers and businesses drawing down balances due to higher costs as well as tax payments. • The increase in the cost of deposits during 2023 was the result of increased rate pressures in our market. While we expect there will be continued pressure on our funding base, we anticipate the velocity of those increases on our core deposit base will slow down during 2024. 10 $588,382 $664,048 $624,743 $605,345 $620,269 0.57% 0.25% 0.16% 0.85% 1.39% 0.00% 0.50% 1.00% 1.50% 2.00% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2022 2021 2022 2023 Q1 2024 Deposit Growth (dollars in thousands) Non-interest bearing deposits Low cost interest bearing deposits Time deposits Cost of total deposits 0.71% 8.21% 19.60% 25.52% 32.38% 37.33% 0.34% 0.70% 1.29% 1.65% 2.01% 2.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Interest Bearing Deposit Beta History Cummulative Int-Bear Deposit Beta Average Rate 0.47% 4.84% 11.80% 15.62% 19.62% 23.05% 0.20% 0.41% 0.77% 1.00% 1.21% 1.39% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Total Deposit Beta History Cummulative Total Deposit Beta Average Rate

Loan Portfolio Core loans, which are total loans, excluding PPP loans, increased by $16,341,000, or 2.84%, from December 31, 2023. The commercial loan portfolio, excluding PPP loans, increased by $17,052,000, or 4.02%, from December 31, 2023. Growth in the portfolio was driven by growth in our non-owner occupied commercial real estate portfolio, which was the result of deepening existing relationships, while maintaining our disciplined approach to credit risk. Non-Owner Occupied Office represents 3.99% of total loans and is predominately small suburban office space. 11 $561,003 $526,457 $538,427 $575,008 $591,338 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2020 2021 2022 2023 Q1 2024 Loan Growth (dollars in thousands) Core Loans PPP Loans 3.53% 5.26% 9.60% 11.24% 12.57% 16.00% 4.91% 5.01% 5.24% 5.35% 5.42% 5.60% 4.75% 4.95% 5.15% 5.35% 5.55% 5.75% 5.95% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Loan Beta History Cummulative Loan Beta Average Rate

Net Interest Margin • NIM driven by: • Strategically deploying excess liquidity to minimize negative arbitrage from the high levels of liquid assets. • Maintain our disciplined pricing approach to funding sources and loans. • Executed a securities repositioning during Q3 2023, which resulted in a one-time loss of $4,986,000; however, the transaction is expected to be 19.5% accretive to EPS, add 39 basis point to NIM, and 217 basis points to return on tangible common equity, with an earn-back of just over two and one half years. • Liquidity deployed in efficient manner by: • Looking to quality of earnings for the long-term vs. quantity of earnings in the short-term. • Opportunistic approach to deploying funds in the investment portfolio, with a focus on highly liquid assets that are directly or indirectly guaranteed by the U.S. government. • Focused on core loan growth and becoming the bank of choice for small business in our markets. • Balance sheet positioned managing the risk of falling rates in the next 12 – 18 months. 12 3.41% 3.76% 3.67% 3.65% 3.72% 4.12% 4.08% 3.92% 4.80% 5.42% 0.72% 0.33% 0.26% 1.19% 1.78% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2020 2021 2022 2023 Q1 2024 Net Interest Margin Net Interest Margin Yield on Earning Assets Cost of Funds $675,425 $715,434 $689,487 $702,051 $711,119 12.88% 27.40% 22.73% 18.43% 16.89% -5.00% 5.00% 15.00% 25.00% 35.00% 45.00% $0 $200,000 $400,000 $600,000 $800,000 2019 2020 2021 2022 2023 Thousands Earnings Asset Mix Due from other banks Federal funds sold Investments LHFI LHFS Liquidity Ratio

Our credit strategy is to deliver best quartile asset quality in the worst part of the cycle… (1) Source - SNL data for VA Banks <$1 Billion in assets as of December 31, 2023. (2) Annualized. • We believe stable credit quality, improving economic factors and improved credit metrics support the adequacy of our allowance for loan and lease losses. • ASC 326 (CECL) was implemented January 1, 2023,which resulted in an increase of $150,000 to the allowance for credit losses (ACL). The ACL included an allowance for loan losses of $3.24 million and a reserve for unfunded commitments of $277,000, as of January 1, 2023. • As of March 31, 2024, the ACL included an allowance for loan losses of $3.57 million and a reserve for unfunded commitments of $319,700. • Credit metrics continue to compare favorably to our peer group. • Non-performing assets decreased to 0.04% of total assets as of March 31, 2024, compared to 0.08% as of March 31, 2023. • Allowance for Credit Losses on Loans to Loans (excluding PPP loans) decreased to 0.60% as of March 31, 2024, compared to 0.61% as of March 31, 2023. 13 Asset Quality Metrics Metric Village Peer Group Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 Q4 2023(1) Allowance for Credit Losses on Loans/Total Loans 0.60% 0.59% 0.59% 0.58% 0.61% 1.11% Allowance for Credit Losses on Loans/Nonperforming Loans 1272.03% 1176.12% 1120.23% 1139.05% 555.47% 240.89% Net Charge-offs (recoveries) to Average Loans(2) (0.01%) (0.00%) (0.11%) (0.00%) (0.00%) 0.09% Nonperforming Loans/Loans (excluding Guaranteed Loans) 0.05% 0.06% 0.06% 0.06% 0.12% 0.46% Nonperforming Assets/Bank Total Assets 0.04% 0.04% 0.04% 0.04% 0.08% 0.24% $561,003 $526,457 $538,427 $575,008 $591,338 0.95% 0.80% 0.62% 0.59% 0.60% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $425,000 $445,000 $465,000 $485,000 $505,000 $525,000 $545,000 $565,000 $585,000 $605,000 2020 2021 2022 2023 Q1 2024 Allownace for credit loss on loans to Loans (excluding PPP) (dollars in thousands) Total loans ACLL to loans (excluding PPP)

Technology Roadmap


2023
2024
2025
2026

2023

- Boardroom and meeting room tech refresh
- SD-WAN Network Improvements
- Expanded Backup, Archive and Email Protection
- Expanded Vulnerability Scanning capabilities
- ATM Fleet Overhaul complete
- Contactless Debit & Credit Cards
- Enhanced Data Protection & Reporting
- Teller Equipment Replacements
- Implemented Credit Manager for OLB
- Enhanced Fraud Detection & Prevention
- Data analytics
- CRM/LOS

2024

- FedNOW – Real Time Payments
- AutoBooks for small business
- Webchat to support customer service
- DNS-SEC
- Internal data storage clean-up
- ESign for retail acct opening
- ESign for often used customer docs
- Printer upgrades at each Branch
- POE Switch Replacements
- Phone System Replacement Analysis for 2025
- Improved Branch Physical Security
- Core Operational Review
- Windows 11

2025

- Implementing Fraud Detection Software
- Conduct full operational reviews of processes, tools, data, and technology across all business lines to maximize efficiency
- Expand API's – Subscription Commerce
- Wireless Access Point Upgrades
- Begin review of Core Contract

2026

- Continue review of Core Contract
- Seamless banking – Looking at what is next: wearables and biometrics

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Strategic Priorities and Objectives 1. Generate Top Quartile Returns a. Invest for long-term out performance (people, process and technology) b. Diversify and grow fee revenue c. Focus on deploying capital into growth opportunities 2. Grow Franchise a. Generate strong relationship growth b. Add revenue producers c. Expand presence in Richmond and eastern region markets 3. Enhance Customer Experience a. Continually improve the digital experience b. Access data for better decisions c. Instill customer first service standards 4. Maintain discipline approach to risk management a. Scale risk framework as we approach $1B b. Maintain asset quality through worst part of the credit cycle c. Strengthen fraud and data protection 5. Invest in Talent & Strengthen our Culture of Success a. Ensure staff have skills as we grow b. Develop leadership bench c. Build and reinforce culture 6. Engage and improve lives in our community 15

Board of Directors Craig Bell Chairman Since 1998 Frank Jenkins Director Since 2017 Mike Katzen Director Since 2008 Mike Toalson Director Since 2004 Devon Henry Director Since 2018 Mary Margaret Kastelberg Director Since 2020 Jay Hendricks President & Chief Executive Officer Since 2020 Ron Carey Director Since 2023 Trudy Sanderson Director Since 2023 16

Management Team Jay Hendricks President & Chief Executive Officer Donnie Kaloski Chief Financial Officer & Chief Risk Officer Max Morehead Commercial Banking • CEO and President of the Company and the Bank since August 2020. • Previously Chief Operating Officer and Chief Risk Officer of the Bank since December 2016. • Joined as Chief Credit Officer of the Bank in September 2013. • 23 years with SunTrust/Crestar including roles as Chief Operational Risk Officer for mortgage and Credit and Compliance Officer for consumer banking. • Prior to 1990, served as Bank Examiner for the Comptroller of the Currency. • More than 30 years experience in the banking industry. • Chief Financial Officer of the Company and the Bank since May 2018. Chief Risk Officer of the Bank since August 2020. • Previously served as Senior Vice President of Accounting of the Bank. • From 2007 to 2013 supervised audit teams on financial institutions throughout the country with BDO USA, LLP. • Holds a BA in Accounting and an MBA from Troy University. • Is a Certified Public Accountant and Charted Global Management Accountant. • More than 15 years experience in the accounting and banking industry. • Executive Vice President – Commercial Banking since March 2014. • 25 years with SunTrust/Crestar including leadership roles in commercial banking. • More than 30 years experience in the banking industry. 17

Management Team, continued Jennifer Church Retail Banking Christy Quesenbery Operations Roy Barzel Chief Credit Officer Clif Winn President & CEO Village Bank Mortgage Corp • Executive Vice President – Retail Banking of the Bank since March 2022. • Prior to joining the Bank served as Vice President Market Leader with BB&T from September 2018 – March 2022, and prior thereto, she served in various positions with Union Bank & Trust from 2007 to 2018, including Retail Support Manager, Senior Retail Operations Consultant and Branch Manager. • More than 20 years experience in the banking industry. • President and Chief Executive Officer of Village Bank Mortgage Corporation since December 2017. • Member of mortgage leadership team since 2009. Served as Senior Vice President and Risk Manager. • From 1998 until 2009 served in several leadership roles with Benchmark Mortgage. • More than 20 years mortgage banking experience. • Executive Vice President – Operations since August 2020. • Prior to joining the Bank served as Chief Operations Officer at Touchstone Bank since 2016. • Held various leadership roles during her career around operations, information technology, compliance, and risk management. • More than 35 years experience in the banking industry. • Chief Credit Officer of the Bank since August 2020. • Previously served as Senior Vice President and Director of Strategic Initiatives since 2017. • Prior to joining the Bank served in commercial banking leadership roles with Bank of Virginia and SunTrust/Crestar. • More than 35 years experience in the banking industry. 18

Reconciliation of Non-GAAP Financial Measures

VILLAGE BANK AND TRUST FINANCIAL CORP.

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands, except per share amounts)

GAAP Operating Results by Segment	2020	2021	2022	2023	Q1 2024
Pre-tax earnings by segment					
Commercial banking	$ 6,058	$ 11,355	$ 10,894	$ 3,474	$ 2,134
Mortgage banking	4,981	4,518	(599)	(1,310)	87
Income before income tax expense	11,039	15,873	10,295	2,164	2,221
Commercial banking income tax expense	1,439	2,472	2,116	522	431
Mortgage banking income tax expense (benefit)	1,046	948	(126)	(276)	18
Net Income	$ 8,554	$ 12,453	$ 8,305	$ 1,918	$ 1,772

Core Operating Results by Segment(1)	2020	2021	2022	2023	Q1 2024
Commercial banking GAAP pre-tax earnings	$ 6,058	$ 11,355	$ 10,894	$ 3,474	$ 2,134
Non-core (income) expense items					
(Gain)/loss on sale of securities	(12)	-	-	4,986	-
Other non-core expense(2)	696	-	-	-	-
Commercial banking operating income (1)	6,742	11,355	10,894	8,460	2,134
Mortgage banking GAAP pre-tax earnings (loss)	4,981	4,518	(599)	(1,310)	87
Non-core expense items					
Other non-core expense	-	-	-	-	-
Mortgage banking operating income (loss) (1)	4,981	4,518	(599)	(1,310)	87
Core operating income before income tax expense (1)	11,723	15,873	10,295	7,150	2,221
Commercial banking income tax expense(3)	1,583	2,472	2,116	1,569	431
Mortgage banking income tax expense (benefit)(3)	1,046	948	(126)	(276)	18
Core operating net income (1)	$ 9,094	$ 12,453	$ 8,305	$ 5,857	$ 1,772

* *Reference notes on following page.*

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Reconciliation of Non-GAAP Financial Measures Reconciliation of Non-GAAP Financial Measures (dollars in thousands, except per share amounts) Reference notes for GAAP to Core Operating Income (1) Non-GAAP financial measure. (2) Other non-core expense is composed of $696,000 in prepayment fees associated with the early pay-off of the then $31 million outstanding in FHLB Advances. (3) Income tax expense was adjusted for the non-core items at the corporate tax rate of 21%. 20

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures *(dollars in thousands, except per share amounts)*	2020	2021	2022	2023	Q1 2024
ROTCE					
Average shareholder's equity	$ 47,572	$ 59,256	$ 61,336	$ 63,862	$ 67,903
Less: average preferred stock	-	-	-	-	-
Average tangible common equity [1]	$ 47,572	$ 59,256	$ 61,336	$ 63,862	$ 67,903
Net income available to common shareholders					
Consolidated	$ 8,554	$ 12,453	$ 8,305	$ 1,918	$ 1,772
Commercial Banking Segment	4,619	8,883	8,778	2,952	1,703
Mortgage Banking Segment	$ 3,935	$ 3,570	$ (473)	$ (1,034)	$ 69
Return on Tangible Common Equity [1]					
Consolidated	17.98%	21.02%	13.54%	3.06%	10.50%
Commercial Banking Segment	9.71%	14.99%	14.31%	4.71%	10.09%
Mortgage Banking Segment	8.27%	6.02%	(0.77%)	(1.65%)	0.41%
Core ROTCE					
Operating income available to common shareholders [1][2]					
Consolidated	$ 9,094	$ 12,453	$ 8,305	$ 5,857	$ 1,772
Commercial Banking Segment	$ 5,159	$ 8,883	$ 8,778	$ 6,891	$ 1,703
Mortgage Banking Segment	$ 3,935	$ 3,570	$ (473)	$ (1,034)	$ 69
Return on Tangible Common Equity [1]					
Consolidated	19.12%	21.02%	13.54%	9.35%	10.50%
Commercial Banking Segment	10.85%	14.99%	14.31%	11.00%	10.09%
Mortgage Banking Segment	8.27%	6.02%	(0.77%)	(1.65%)	0.41%

[1] *Non-GAAP financial measure*

[2] *Derived from the Core Operating Results by Segment table.*

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Reconciliation of Non-GAAP Financial Measures Reconciliation of Non-GAAP Financial Measures (in thousands, except per share amounts) (1) Non-GAAP financial measure. (2) Derived from the Core Operating Results by Segment table. 22 2020 2021 2022 2023 Q1 2024 GAAP earnings per share Weighted Average Share Outstanding 1,459 1,468 1,477 1,486 1,493 Net income (loss) available to common shareholders Consolidated $ 8,554 $ 12,453 $ 8,305 $ 1,918 $ 1,772 Commercial Banking Segment 4,619 8,883 8,778 2,952 1,703 Mortgage Banking Segment $ 3,935 $ 3,570 $ (473) $ (1,034) $ 69 GAAP earnings per share Consolidated $ 5.86 $ 8.48 $ 5.62 $ 1.29 $ 1.19 Commercial Banking Segment $ 3.17 $ 6.05 $ 5.94 $ 1.99 $ 1.14 Mortgage Banking Segment $ 2.70 $ 2.43 $ (0.32) $ (0.70) $ 0.05 Core earnings per share Operating income available to common shareholders (1)(2) Consolidated $ 9,094 $ 12,453 $ 8,305 $ 5,857 $ 1,772 Commercial Banking Segment 5,159 8,883 8,778 6,891 1,703 Mortgage Banking Segment $ 3,935 $ 3,570 $ (473) $ (1,034) $ 69 Core earnings per share (1) Consolidated $ 6.23 $ 8.48 $ 5.62 $ 3.94 $ 1.19 Commercial Banking Segment $ 3.54 $ 6.05 $ 5.94 $ 4.64 $ 1.14 Mortgage Banking Segment $ 2.70 $ 2.43 $ (0.32) $ (0.70) $ 0.05